CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES THAT MAY BE ACQUIRED PURSUANT TO THE CONVERSION HEREOF HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                               BOOKTECH.COM, INC.

                           CONVERTIBLE PROMISSORY NOTE

                              DUE DECEMBER 31, 2001

                                                                    June 1, 2001

     FOR VALUE RECEIVED, the undersigned, booktech.com, inc., a Nevada corporation (the "Company"), promises to pay to the order of Verus Investments Holdings Inc. or its registered assigns (the "Holder"), the principal sum of ONE MILLION DOLLARS in the lawful currency of the United States of America (US$1,000,000) on December 31, 2001 (the "Maturity Date"), with interest thereon from time to time as provided herein.

     1. DRAWS AGAINST THIS NOTE. This Convertible Promissory Note (this "Note") evidences multiple advances (each a "Draw") made by the Holder to the Company between April 24, 2001 and the date hereof in the stated principal amount of this Note. All such Draws, including the final Draw scheduled to be made on or about June 22, 2001, are intended to be substantially contemporaneous with the execution of this Note. No amount paid on this Note may be borrowed again hereunder.

     2. INTEREST. The Company promises to pay interest on the principal amount of this Note from the date hereof until maturity at the rate of eight percent (8%) per annum. Interest shall accrue daily and be paid, together with the principal amount hereof, on the Maturity Date. Interest on this Note shall be paid by wire transfer of immediately available funds to an account designated by the Holder. Interest on this Note shall accrue from the date of issuance until repayment of the principal and payment of all accrued interest in full. Interest shall be computed on the basis of a 365-day year. Notwithstanding the foregoing provisions of this Section 2, but subject to applicable law, upon the occurrence and during the continuance of a Default (as defined below), principal of and unpaid interest on this Note shall bear interest, from the date of the occurrence of such Default until such Default is cured or waived, payable on demand in immediately available funds, at a rate equal to 12% per annum.

     3. PREPAYMENT.

     3.1 VOLUNTARY PREPAYMENT. The Company, at its option, may at any time, after 20 days notice, prepay all or any portion of this Note, by paying an amount equal to the outstanding principal amount of this Note, or the portion of this Note called for prepayment, together with interest accrued and unpaid thereon to the date fixed for prepayment and all other amounts due under this, without penalty or premium.

     3.2 MANDATORY PREPAYMENT. If an Equity Financing (as hereinafter defined) shall have been consummated, the outstanding principal balance of this Note, together with accrued and unpaid interest thereon, shall, at the election of the Holder, be paid in full by wire transfer of immediately available funds to an account designated by the Holder, to the extent that the Holder shall not have elected to convert this Note pursuant to Section 6 hereof.

     4. COLLATERAL. This Note is secured by a Security Agreement dated as of even date herewith (the "Security Agreement") and is secured by the Collateral under and as defined in the Security Agreement, to which reference is hereby made for a fuller statement thereof.

     5. DEFAULTS AND REMEDIES.

          5.1  DEFAULT. A "Default" shall occur if:

               (i) the Company shall default in the payment of the principal or interest of this Note when and as the same shall become due and payable, whether at maturity, or a date fixed for prepayment, or by acceleration or otherwise or the Company shall fail, upon notification from the Holder of its election to exercise its conversion right pursuant to Section 6 hereof, to convert this
               Note into Conversion Stock (as hereinafter defined) pursuant to the terms of this Note; or

               (ii) the Company shall default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or pursuant to the Security Agreement, and such default is not remedied or waived within fifteen (15) days after receipt by the Company of written notice of such default; or

               (iii) any representation, warranty, certification or statement made by or on behalf of the Company in this Note or the Security Agreement, or in any certificate or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made; or

               (iv) the Company or any of its subsidiaries shall default (as principal or guarantor) in the payment of principal of any indebtedness for borrowed money (other than this Note), when and as the same shall become due and payable whether at stated maturity, by acceleration or otherwise; or

               (v) any event or condition shall occur that may result in the acceleration of the maturity of any indebtedness of the Company or any of its subsidiaries (other than this Note); or

               (vi) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Company or any subsidiary of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted

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


               or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary of the Company, or for a substantial part of its property or assets, or
               (c) the winding up or liquidation of the Company or any subsidiary of the Company; and such proceeding or petition shall continue undismissed for 30 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

               (vii) the Company or any subsidiary of the Company shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (vi) of this Section 5.1, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary of the Company, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, or (f) take any action for the purpose of effecting any of the foregoing; or

               (viii) one or more judgments for the payment of money in an aggregate amount in excess of $50,000 (to the extent not covered by insurance) shall be rendered against the Company or any subsidiary of the Company and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company or any subsidiary of the Company to enforce any such judgment; or

               (ix) The Company's Board of Directors resolves by proper corporate procedure to, or an order, judgment or decree is entered to, wind-up, dissolve or liquidate the Company; or

               (x) The Company ceases or takes material actions to cease operating and carrying on its business as it is now conducted.

          5.2 Acceleration. If a Default occurs under clauses 5.1(vi), (vii) or
     (ix), then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Default occurs, the Holder, by written notice to the Company, may declare the principal of and accrued interest on this Note to be due and payable immediately. Upon such declaration, such principal and interest shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Defaults shall have been cured or waived in writing, except nonpayment of principal or interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 13 hereof.

     6. CONVERSION.

          6.1  CONVERSION PROCEDURE.

               (a) The Holder may elect at anytime by prior written notice to the Company (a "Conversion Notice") to have all or a portion of the unpaid principal amount of this Note, together with all accrued and unpaid interest thereon converted into a number of shares of the Conversion Stock (as hereinafter defined) determined by dividing the outstanding principal amount of this Note plus all accrued and unpaid interest, by the Conversion Price (as hereinafter defined) then in effect (the date of any such conversion, a "Conversion Date").

               (b) Except as otherwise expressly provided herein, the conversion of this Note shall be deemed to have been effected as of the close of business on the Conversion Date. At such time as such conversion has been effected, the rights of the Holder as a holder of this Note shall cease to the extent of the conversion hereof, and the "Person" or "Persons" (which shall include any natural person, firm, partnership, association, corporation, limited liability company or trust) in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

               (c) As soon as possible after a conversion has been effected (but in any event within five Business Days), the Company shall deliver to the converting Holder a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified, and, if the Holder has elected to convert this Note in part, the payment due under Section 3.2 hereof; provided that this Note has been surrendered for conversion at the principal office of the Company; and provided further that if the Person in whose name such certificate is to be issued is a transferee of such Holder, the provisions of Section 10 shall apply to such transfer.

               (d) The issuance of certificates for shares of Conversion Stock upon conversion of this Note shall be made without charge to the Holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and non assessable.

               (e) The Company shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

               (f) Except as otherwise expressly agreed in writing between the Holder and the Company, upon a conversion of this Note, this Note shall be converted into Conversion Stock.

          6.2  CONVERSION PRICE. The Conversion Price shall be (a) the lower of
               (i) $0.73, or (ii) the average of the AMEX reported closing prices from the twenty first (21st) to fortieth (40th) Trading Days after the Company's stock is re-listed by the American Stock Exchange ("AMEX"), or (iii) the average of closing prices report by the AMEX for the five trading days prior to the date of the Conversion Notice; or (b) if Holder opts for the Conversion Stock issued in connection with an Equity Financing, the price paid by investors in such Equity Financing. The conversion price will be subject to the same customary adjustments for changes in the capital structure, e.g. stock splits, stock dividend, etc. "Trading Day" means a day upon which AMEX is trading securities.

          6.3 CONVERSION STOCK. For purposes hereof, "Conversion Stock" means the common stock of the Company or, at Holder's option, any equity securities of the type and series issued to the purchasers in an Equity Financing.

          6.4 EQUITY FINANCING. For purposes hereof, "Equity Financing" means the sale for cash to an entity unaffiliated with the Company of equity securities or other instruments convertible into or exchangeable or exercisable for equity securities of the Company, excluding the issuance of options to employees and issuances of securities upon exercise, conversion or exchange of currently outstanding securities. For the purposes of Section 3.2 hereof only, an Equity Financing must be for at least $8,000,000.

          6.5 REGISTRATION. The Company shall, within 150 days after the date of this Note and at all times thereafter, maintain not less than 2,000,000 shares of registered but unissued common stock for the purpose of satisfying the Holder's conversion rights under this
               Section 6. In addition, the Company shall, within 120 days after the Conversion Date, register any other Conversion Stock.

     7. SUITS FOR ENFORCEMENT.

          (a) The Holder may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the this Note or the Security Agreement or in aid of the exercise of any power granted in this Note or the Security Agreement, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holder of this Note.

          (b) The Holder may direct the time, method and place of conducting any proceeding for any remedy available to it.

          (c) In case of any Default under this Note, the Company will pay to the Holder such amount as shall be sufficient to cover the reasonable costs and expenses of such Holder due to such Default, including, without limitation, the reasonable costs of its counsel, whether or not suit is brought.

     8. REMEDIES CUMULATIVE. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. To the extent permitted by applicable law, the Company and the Holder severally waive presentment for payment, demand, protest and notice of dishonor.

     9. REMEDIES NOT WAIVED. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right including those rights under this Note or the Security Agreement.

     10. HOLDER; TRANSFER.

          (a) The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the register referred to in Section 10(b). Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act or any state securities laws, and may not be transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the requirements. of the Securities Act and applicable state securities laws.

          (b) The Company shall maintain a register in its office for the purpose of registering this Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in this Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this
               Note in such register as the first Holder. Thereafter, the Company shall duly record in such register the name of any Person to whom this Note has been transferred in accordance with Section 10(a) above.

          (c) The Holder shall have the right to transfer part or all of its interest in this Note solely to "accredited investors" (within the meaning of Rule 501 of Regulation D under the Securities Act) so long as said transfer is accomplished in compliance with all applicable securities laws and provisions of the Intercreditor Agreement. Any such transfer shall be at the transferor's expense. Prior to any such transfer, the Holder shall notify the Company of its intention to effect such transfer and provide the Company, upon request, with documentation in form and substance satisfactory to the Company evidencing that such proposed transfer complies with this Section 10(c). The Company will act in an expeditious manner to execute all transfer documents.

     11. REPLACEMENT OF NOTE. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Company, such Holder must provide indemnity sufficient in the reasonable judgment of the Company to protect the Company from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

     12. COVENANTS BIND SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     13. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery as follows: (a) if to the Holder, at the address set forth on the signature page hereto, or at such other address or number as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at 42 Cummings Park, Woburn, MA 01201, attention:
Chief Executive Officer, or at such other address or number as the Company shall have furnished to the Holder in writing. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged. "Business Day" means a day on which banks open for business in New York, New York, other than a Saturday or Sunday.

     14. PAYMENTS. All payments of principal of and interest on this Note shall be paid in lawful money of the United States of America by wire transfer of immediately available funds to an account designated by the Holder.

     15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

     16. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     17. HEADINGS. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     18. NOTATIONS. The amount and date of all Draws made against this Note and any payments hereon shall be recorded by the Holder on its books and records or, at its option in any instance, endorsed on a schedule to this Note. The unpaid principal balance so recorded or endorsed by the Holder shall be prima facie evidence in any court or other proceeding brought to enforce this Note of the principal amount remaining unpaid thereon, the status of the Draws evidenced hereby and the amounts repaid hereon; provided, however, that the failure of the Holder to record any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay the principal amount of this Note together with accrued interest hereon.

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                                                                               7

         IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.

                                 BOOKTECH.COM, INC.

                                 By:
                                    --------------------------------------------
                                    Name:  William G. Christie
                                    Title: President and Chief Executive Officer










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